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                                                               Exhibit 23.1(a)




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement on S-8; File No. 33-99070 pertaining to the Chicago Miniature Lamp, Inc. 1995 Incentive and Non-Statutory Stock Option Plan.



                                            /s/  Arthur Andersen LLP


Boston, Massachusetts
February 25, 1996